                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):JUNE 15, 1998


                          HOME EQUITY LOAN TRUST 1998-C
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             (Exact name of registrant as specified in its charter)



        MINNESOTA                   33-55853                  APPLIED FOR
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(State or other jurisdiction        (Commission           (IRS employer
      of incorporation)             file numbers)       identification no.)



  1100 LANDMARK TOWERS, 345 ST. PETER STREET, SAINT PAUL, MINNESOTA 55102-1639
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  (Address of principal executive offices)                       (Zip code)


       Registrant's telephone number, including area code: (612) 293-3400

                                 Not Applicable
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         (Former name or former address, if changed since last report.)
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ITEM 5. OTHER EVENTS.

        Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the
        "Servicer") and First Trust (N.A.) (the
        "Trustee"), on June 15, 1998, the Trustee made distributions to the holders of the certificates representing interests in the
        Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 6.05 of the Pooling and Servicing Agreement attached hereto as Exhibit
        99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)      Exhibits.

                 The following is filed herewith. The
                 exhibit number corresponds with Item
                 601(b) of Regulation S-K.

                 Exhibit No.     Description
                 -----------     -----------
                   99.1          Monthly Report delivered to
                                 Certificateholders on
                                 June 15, 1998.
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 15, 1998


                                     HOME EQUITY LOAN TRUST 1998-C

                                      By  GREEN TREE FINANCIAL CORPORATION
                                          as Servicer with respect to the Trust


                                      By: /s/ Phyllis A. Knight
                                          ---------------------------------
                                          Phyllis A. Knight
                                          Senior Vice President and Treasurer
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                                INDEX TO EXHIBITS



EXHIBIT
NUMBER                                                                    PAGE
------                                                                    ----
 99.1   Monthly Report delivered to Certificateholders
        on June 15, 1998.                                                  5